                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        SENSIENT TECHNOLOGIES CORPORATION

                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                    [LOGO]

March 2002

Dear Fellow Shareholder:

   You are invited to attend the Annual Meeting of Shareholders of Sensient Technologies Corporation. The meeting will be held on Thursday, April 25, 2002, at 2:00 p.m., Central Time, at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois.

   We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is: (i) to elect four directors of the Company as described in the accompanying Proxy Statement; (ii) to consider and act upon a proposal to approve the Sensient Technologies Corporation 2002 Stock Option Plan; (iii) to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for 2002, and
(iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

   Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the enclosed proxy card and return it promptly using the envelope provided or vote by telephone or by Internet according to the instructions on the enclosed proxy card. Be assured that your votes are completely confidential.

   On behalf of the officers and directors of the Company, we want to thank you for your continued support and confidence.

Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer

Enclosures

                       SENSIENT TECHNOLOGIES CORPORATION
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

                           Notice of Annual Meeting
                           To Be Held April 25, 2002

To the Shareholders of
Sensient Technologies Corporation:

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders ("Meeting") of Sensient Technologies Corporation, a Wisconsin corporation ("Company"), will be held at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois, on Thursday, April 25, 2002, at 2:00 p.m., Central Time, for the following purposes:

   1. To elect four directors of the Company as described in the accompanying Proxy Statement.

   2. To consider and act upon a proposal to approve the Sensient Technologies Corporation 2002 Stock Option Plan.

   3. To ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for 2002.

   4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 8, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

   We encourage you to attend the Meeting and vote your shares in person. However, whether or not you are able to attend the Meeting, please complete the enclosed proxy and return it promptly using the envelope provided or vote by telephone or by Internet according to the instructions on the enclosed proxy card, so that your shares will be represented at the Meeting. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned or by attending the Meeting and voting in person. Your attention is directed to the attached proxy statement and accompanying proxy.

                                          On Behalf of the Board of Directors

                                          John L. Hammond
                                          Secretary

Milwaukee, Wisconsin
March 22, 2002

                       SENSIENT TECHNOLOGIES CORPORATION
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202
                                (414) 271-6755

                                PROXY STATEMENT
                                      for
                        ANNUAL MEETING OF SHAREHOLDERS
                                 to be held on
                                April 25, 2002

                               -----------------

                                    GENERAL

   This proxy statement and accompanying proxy are first being furnished to the shareholders of Sensient Technologies Corporation, a Wisconsin corporation ("Company"), beginning on or about March 22, 2002, in connection with the solicitation by the Board of Directors of the Company ("Board") of proxies for use at the Company's 2002 Annual Meeting of Shareholders to be held at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois, on Thursday, April 25, 2002, at 2:00 p.m., Central Time, and at any adjournments thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this proxy statement.

   Accompanying this proxy statement are a Notice of Annual Meeting of Shareholders and a form of proxy solicited by the Board for the Meeting. The Annual Report to Shareholders, which also accompanies this proxy statement, contains financial statements for the three years ended December 31, 2001, and certain other information concerning the Company. The Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.

   Only holders of record of the Company's Common Stock ("Common Stock") as of the close of business on March 8, 2002, are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 47,544,720 shares of Common Stock outstanding, each of which is entitled to one vote on each proposal submitted for shareholder consideration at the Meeting.

   A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked or which has been properly voted by telephone or by Internet according to the instructions on the enclosed proxy card and not revoked will be voted in accordance with the shareholder's instructions contained in the proxy. If no instructions are indicated on the proxy, the shares represented thereby will be voted as follows:

    .  FOR the Board's four nominees for director;

    . FOR approval of the Sensient Technologies Corporation 2002 Stock Option Plan;

    . FOR ratification of the Board's appointment of Deloitte & Touche LLP as the Company's independent auditors for 2002; and

    . On such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy.

   Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice thereof to the Secretary. Any shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Presence at the Meeting by a shareholder who has signed a proxy does not in itself revoke the proxy. The shares represented by all properly executed proxies received prior to the Meeting will be voted as directed by the shareholders.

   The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person, by telephone or by telegram. The Company will use the services of D.F. King & Co., Inc., New York, New York, to aid in the solicitation of proxies. Their charges will be $7,500 plus reasonable expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

   The Board of Directors consists of eleven members divided into three classes of four, four and three directors each. One class is elected each year to serve for a term of three years.

   Four directors are to be elected at the Meeting. All of the nominees, Messrs. Abdoo, Fernandez, Forbes and O'Toole, are currently directors of the Company. Three of the nominees are being nominated for three-year terms expiring in 2005. One of the nominees, Mr. Forbes, is being nominated for a one-year term expiring in 2003, the time of his mandatory retirement pursuant to the Company's Bylaws. The remaining seven directors will continue to serve in accordance with their previous elections.

   Effective October 16, 2001, Dr. Carol I. Waslien Ghazaii resigned from the Board of Directors. At the February 14, 2002 Board meeting Mr. Robert J. O'Toole was unanimously elected to replace Dr. Waslien Ghazaii.

   It is intended that the persons named as proxies in the accompanying proxy will vote FOR the election of the Board's four nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxies otherwise voted in favor of the Board's four nominees or which do not contain any instructions will be voted FOR the election of such other person as the Board may recommend.

   Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on the election of directors at the Meeting.

   Pursuant to the Company's Bylaws, written notice of other qualifying nominations by shareholders for election to the Board must have been received by the Secretary no later than March 5, 2002. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

   Set forth below is certain information about the Board's nominees and the seven continuing members.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES. SHARES
  OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES
                        WILL BE VOTED FOR ALL NOMINEES.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                         Terms Expiring April, 2005(1)

                                                                                               Year
                                                                                              First
                                                                                             Elected
                    Name and Age              Position with Company or Other Occupation      Director
                    ------------              -----------------------------------------      --------
[PHOTO]           Richard A. Abdoo    58 Chairman, President and Chief Executive Officer of    1999
                  A, N.............      Wisconsin Energy Corp., a supplier of electric, gas
Richard A. Abdoo                         and real estate development services; Director of
                                         AK Steel Holding Corporation, Marshall & Ilsley
                                         Corp. and Cobalt Corporation.
[PHOTO]           Alberto Fernandez   55 Chief Executive Officer of Pyosa, S.A. de C.V., a     1999
                  A, S.............      Mexican chemical company specializing in lead
Alberto Fernandez                        oxides, fine chemicals and dyes. (2)
[PHOTO]           James L. Forbes     69 Chairman and Chief Executive Officer of Badger        1989
                  A, E, F..........      Meter, Inc., a manufacturer and marketer of flow
James L. Forbes                          measurement and control products since 1999;
                                         President and Chief Executive Officer from 1987 to
                                         1999; Director of Cobalt Corporation and Journal
                                         Communications, Inc. (1)
[PHOTO]           Robert J. O'Toole   61 Chairman, President and Chief Executive Officer of    2002
                                         A. O. Smith Corporation, a manufacturer of electric
Robert O'Toole                           motors and water heaters; Director of Briggs &
                                         Stratton Corporation and Factory Mutual Insurance
                                         Company

   A--Audit Committee                        F--Finance Committee
   C--Compensation and Development Committee N--Nominating Committee
   E--Executive Committee                    S--Scientific Advisory Committee

--------
(1) Mr. Forbes is being nominated for a one-year term expiring in April 2003, the time of his mandatory retirement from the Board in accordance with the Company's Bylaws.
(2) In September, 1997, the Company acquired certain assets of the food color business of Pyosa, S.A. de C.V., which is located in Monterrey, Mexico.

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          Terms Expiring April, 2003

                                                                                                Year
                                                                                               First
                                                                                              Elected
                      Name and Age           Position with Company or Other Occupation        Director
                      ------------           -----------------------------------------        --------
[PHOTO]            John F. Bergstrom  55  Chairman and Chief Executive Officer of Bergstrom     1994
                   C, E, N...........     Corporation, which owns automotive dealerships
John F. Bergstrom                         and commercial real estate; Director of Wisconsin
                                          Energy Corporation, Kimberly-Clark Corporation,
                                          Midwest Express Holdings, Inc. and Banta
                                          Corporation.
[PHOTO]            William V. Hickey  57  President, Chief Executive Officer and Director of    1997
                   C, E, F...........     Sealed Air Corporation, a leading global
William V. Hickey                         manufacturer of a complementary line of protective,
                                          food and specialty packaging materials and systems;
                                          Director of Public Service Enterprise Group
                                          Incorporated. (1)
[PHOTO]            Kenneth P. Manning 60  Chairman of the Board, President and Chief            1989
                   E, S..............     Executive Officer of the Company; Director of
Kenneth P. Manning                        Badger Meter, Inc. (2)


              A--Audit Committee        F--Finance Committee
              C--Compensation and
                Development Committee   N--Nominating Committee
              E--Executive Committee    S--Scientific Advisory
                                        Committee
--------
(1) Mr. Hickey served as President and Chief Operating Officer of Sealed Air Corporation from 1996 to 2000 and as its Executive Vice President and Chief Operating Officer from 1994 to 1996.

(2) Mr. Manning was elected Chief Executive Officer effective October 1, 1996, and was elected Chairman effective April 30, 1997.

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          Terms Expiring April, 2004

                                                                                                          Year
                                                                                                         First
                                                                                                        Elected
                               Name and Age               Position with Company or Other Occupation     Director
                               ------------               -----------------------------------------     --------
                         Michael E. Batten        61  Chairman of the Board and Chief Executive           1980
[PHOTO]                  F, N....................     Officer of Twin Disc, Inc., a manufacturer of
                                                      transmission components; Director of Briggs &
Michael E. Batten                                     Stratton Corporation.
[PHOTO]                  Dr. Fergus M. Clydesdale 65  Professor and Head of the Department of Food        1998
                         F, S....................     Science at the University of Massachusetts--
Dr. Fergus M. Clydesdale                              Amherst.

[PHOTO]                  James A.D. Croft         64  Retired; Director of Richard Ellis Holdings         1997
                         A, C....................     Limited, Property and Investment Consultants
James A. D. Croft                                     to 1998; Chairman, Bartlodge, Ltd. since 1998.

[PHOTO]                  Essie Whitelaw           54  Senior Vice President of Private Sector Claims      1993
                         C, N....................     Administration, Wisconsin Physician Services,
Essie Whitelaw                                        since 2001; President and Chief Operating Officer
                                                      of Blue Cross & Blue Shield United of
                                                      Wisconsin, a comprehensive health insurer, to
                                                      2000.

              A--Audit Committee        F--Finance Committee
              C--Compensation and
                Development Committee   N--Nominating Committee
              E--Executive Committee    S--Scientific Advisory
                                        Committee

   Except as noted, all nominees and directors continuing in office have held their current positions or otherwise have served in their respective positions with the listed organizations for more than five years. No director, nominee for director or executive officer had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary during 2001, nor does any director, nominee or executive officer have any material interest, direct or indirect, in any such proposed transaction.

   The Board of Directors met five times during 2001, and each director attended at least 75% of the meetings of the Board and the Board Committees on which he or she served that were held during the period in which he or she was a director.

Committees of The Board of Directors

   The Executive Committee of the Board of Directors, which currently consists of Messrs. Bergstrom, Forbes, Hickey and Manning, met once in 2001. This Committee has the power and authority of the Board of Directors in directing the management of the business and affairs of the Company in the intervals between Board of Directors meetings, except to the extent limited by law, and reports its actions at regular meetings of the Board.

   The Audit Committee of the Board of Directors met twice during 2001. Messrs. Abdoo, Croft, Fernandez and Forbes are the current members of the Audit Committee. All members of the Audit Committee meet the independence and experience requirements of the New York Stock Exchange rules. This Committee, among other things: (i) recommends the engagement of the independent auditors of the Company and approves their fee and the scope and timing of their audit services; (ii) reviews the adequacy and appropriateness of the Company's internal control structure and recommends improvements thereto, including management's assessment of internal controls and the internal audit function;
(iii) reviews with the independent auditors their reports on the consolidated financial statements of the Company and the adequacy of the financial reporting process, including the selection of accounting policies; and (iv) reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies, which are set forth in the Company's Code of Conduct, include antitrust compliance, conflict of interest and business ethics. The Board of Directors has adopted a written charter for the Audit Committee, which is incorporated in the Company's Bylaws. The Audit Committee reviews and reassesses the adequacy of this charter at least annually. A copy of the written charter is attached as Appendix A to this proxy statement.

   The current members of the Compensation and Development Committee of the Board of Directors, which held five meetings during 2001, are Messrs. Bergstrom, Croft and Hickey and Ms. Whitelaw. This Committee, among other things: (i) reviews and approves all compensation programs for senior management of the Company, including salary structure, base salary and short-term and long-term incentive compensation plans, including stock options and non-qualified fringe benefit programs; (ii) prepares reports for the annual proxy statement; (iii) reviews and approves annual changes in each elected officer's compensation including base salary and short-term and long-term incentive awards, and approves all executive employment contracts; (iv) annually recommends to the Board of Directors the election of Company officers; and (v) annually reviews the performance of the Chief Executive Officer and reviews and approves the Chief Executive Officer's management development and succession plans for the Company.

   The Finance Committee of the Board of Directors, currently consisting of Messrs. Batten, Forbes and Hickey and Dr. Clydesdale, held one meeting during 2001. Among other things, this Committee reviews and monitors the Company's financial planning and structure to ensure conformance with the Company's requirements for growth and fiscally sound operation, and also reviews and approves: (i) the Company's annual capital budget, long-term financing plans, existing credit facilities and investments and commercial and investment banking relationships; (ii) existing insurance programs, foreign currency management and the stock repurchase program; and (iii) the financial management and administrative operation of the Company's qualified and non-qualified benefit plans.

   The Nominating Committee of the Board of Directors, which currently consists of Messrs. Abdoo, Batten and Bergstrom and Ms. Whitelaw, met once during 2001. Among other functions, this Committee: (i) studies and makes recommendations concerning the composition of the Board of Directors and its committee structure and reviews the compensation of Board and Committee members; (ii) recommends persons to be nominated by the Board of Directors for election as directors of the Company and to serve as proxies at the annual meeting of shareholders; and (iii) considers nominees recommended by shareholders. Recommendations by shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's Bylaws require that shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See the discussion under "Future Shareholder Proposals and Nominations" on page 27.

   The Scientific Advisory Committee of the Board of Directors, which currently consists of Dr. Clydesdale and Mr. Manning, met twice during 2001. Among other functions, this Committee: (i) reviews the Company's research and development programs with respect to the quality and scope of work undertaken; (ii) advises the Company on maintaining product leadership through technological innovation; and (iii) reports on new technological trends and regulatory developments that would significantly affect the Company and suggests possible new emphases with respect to its research programs and new business opportunities.

Director Compensation and Benefits

   Directors who are not employees of the Company received during 2001 an annual retainer of $24,000 and fees of $1,000 for each Board and Committee meeting attended in addition to reimbursable expenses for such attendance. Each Committee chairperson received an additional $3,500 annually for serving in that capacity.

   The Company has an unfunded retirement plan for non-employee directors who have completed at least three years (one full term) of service with the Company as a director. The plan provides a benefit equal to the annual retainer fee for directors in effect at the time of the director's departure from the Board. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active director. During the benefit period, the participant must be available to the Chairman of the Board for consultation.

   The Company has a Directors Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, the maximum amount that is eligible to be deferred is the total of all fees paid to the director by reason of his or her membership on the Board or any Committee thereof. The plan provides that directors may defer all or part of their director fees and the deferral may be in cash or Common Stock. The fees deferred in cash are credited to individual deferred compensation accounts which bear interest at the rate of 8.0% per annum. The amounts deferred pursuant to this plan will be paid either: (i) in a lump sum on January 31st of the calendar year following the year in which the director ceases to be a director or on January 31st of any year thereafter; or (ii) in five equal consecutive annual installments commencing on January 31st of the first calendar year after the director ceases to serve as a director. In the event of death, the balance in a director's account will be paid in a lump sum to a designated beneficiary or to the director's estate.

   The Company has a Directors Stock Option Plan for any director who is not an employee of the Company. The plan provides for each director to be granted 2,000 options every May 1. The options have an exercise price equal to the market price of the Company's stock on the date of grant and vest in increments of one-third of the total grant on each of the first, second, and third anniversaries of the date of grant.

   On December 6, 2001, the Company established the Directors Stock Plan for any director who is not an employee of the Company. This plan provides for an annual grant of 300 shares of the Company's common stock to each non-employee director on the Annual Meeting date. The shares vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the date of grant.

                            AUDIT COMMITTEE REPORT

   In accordance with its written charter adopted by the Board of Directors ("Board"), the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2001, the Committee met two times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Company's Vice President, Chief Financial Officer and Treasurer, Vice President, Controller and Chief Accounting Officer and independent auditors prior to filing the Company's Form 10-Q with the Securities and Exchange Commission.

   In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and discussed with the auditors any relationships that may impact their objectivity and independence. The Committee has also considered whether the provision of any non-audit services by the auditors is compatible with maintaining the auditors' independence. The Committee is satisfied as to the auditors' independence. The Committee also discussed with management, the Company's internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

   The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

Audit Fees

   During the year ended December 31, 2001, aggregate fees (including expenses) for the annual audit of the Company's financial statements were approximately $558,000.

All Other Fees

   During the year ended December 31, 2001, aggregate fees (including expenses) for services provided by the independent auditors, other than the services described above under "Audit Fees," were approximately $1,291,000, including audit related services of approximately $710,000 and non-audit services of approximately $581,000. Audit related services generally include fees for statutory audits of foreign entities, audits of the Company's employee benefit plans, acquisition due diligence services and other services. Non-audit services primarily include tax consultation and compliance services.

   The independent auditors did not provide any professional services related to financial information system design and implementation.

   The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

   Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Date: February 14, 2002
                                          James L. Forbes,
                                          Chairman

                                          Richard A. Abdoo
                                          James A.D. Croft
                                          Alberto Fernandez

                            PRINCIPAL SHAREHOLDERS

Management

   The following table sets forth certain information as of February 28, 2002, regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table on page 14 ("named executive officers"), each director and nominee, and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

                                                                Amount and Nature of
                                                              Beneficial Ownership and
             Name of Beneficial Owner                        Percent of Class (1)(2)(3)
             ------------------------                        --------------------------
Richard A. Abdoo............................................             3,994
Michael E. Batten...........................................             5,441
John F. Bergstrom...........................................             5,123
Dr. Fergus M. Clydesdale....................................             4,259
James A.D. Croft............................................             2,929
Alberto Fernandez...........................................             2,441
James L. Forbes.............................................             4,991
John L. Hammond.............................................            58,718
William V. Hickey...........................................             4,129
Richard F. Hobbs............................................           276,406
Kenneth P. Manning (4)......................................           734,778
John Mudd...................................................            22,569
Robert J. O'Toole...........................................                --
Ralph G. Pickles............................................            37,132
Essie Whitelaw..............................................             3,413
All directors and executive officers as a group (22 persons)         1,530,510

--------
(1) Except for Mr. Manning, who beneficially owns 1.5% of the outstanding Common Stock, no director or named executive officer beneficially owns 1% or more of the Company's Common Stock. The beneficial ownership of all directors and executive officers as a group represents 3.2% of the outstanding Common Stock. In each case this percentage is based upon the assumed exercise of that number of options which are included in the total number of shares shown (see Note (2), below).

(2) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of February 28, 2002: Mr. Hammond--32,999 shares; Mr. Hobbs--195,466 shares; Mr. Manning-- 556,100 shares; Mr. Mudd--8,333 shares; Mr. Pickles--34,132 shares; each director (other than Messrs. Manning and O'Toole)--1,333 shares; and all directors and executive officers as a group--1,125,556 shares.

(3) Includes the following deferred shares which have been granted pursuant to the Directors' Deferred Compensation Plan: Mr. Abdoo--2,202 shares; Mr. Fernandez--849 shares.

(4) Includes 100 shares held by Mr. Manning's daughter.

Other Beneficial Owners

   The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock of the Company as of February 28, 2002, based solely on review of filings made with the Securities and Exchange Commission (except as noted in (4) below).

                                                   Amount
                                                 and Nature  Percent of
         Name and Address of Beneficial Owner   of Ownership Class (1)
         ------------------------------------   ------------ ----------
         Gabelli Asset Management Inc. (2).....  4,175,200      8.8%
         Reich & Tang Asset Management, LLC (3)  3,951,000      8.4%
         Fidelity Management Trust Company (4).  3,026,704      6.4%

--------
(1) All percentages are based on 47,541,704 shares of Common Stock outstanding as of February 28, 2002.

(2) Gabelli Asset Management Inc. (GAMI), One Corporate Center, Rye, NY 10580 ("GAM"), filed a Schedule 13D/A on November 20, 2001, amending the Schedule 13D which was originally filed on April 16, 2001, which reported on behalf of Mario J. Gabelli, Marc J. Gabelli and various entities which either one directly or indirectly controls or for which either one acts as chief investment officer (collectively, the "Gabelli Investors"). As of the November 20, 2001 filing, the Gabelli Investors held sole voting and dispositive power with respect to 4,175,200 shares, except that one affiliate does not have the authority to vote 116,500 of the reported shares and in certain cases the proxy voting committee of a Gabelli registered investment company may exercise voting power with respect to the shares held by such fund. The Gabelli Investors do not admit that they constitute a group. The ownership information contained herein is based in its entirety on information set forth in the Schedule 13D, as amended through November 20, 2001.

(3) Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, New York ("Reich & Tang"), filed a Schedule 13G on February 15, 2002, which reported Reich & Tang as the beneficial owner of 3,951,000 shares. Reich & Tang has the shared power to vote and direct the vote and to dispose of or direct the disposition of the 3,951,000 shares which it purchased on behalf of certain accounts for which Reich & Tang provides investment advice on a fully discretionary basis. The ownership information contained herein is based in its entirety on information set forth in the Schedule 13G, as filed on February 15, 2002.

(4) Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109 ("Fidelity") is the Trustee of the Sensient Technologies Corporation Retirement Employee Stock Ownership Plan ("ESOP"), which holds 1,893,489 shares, or 4% of the number of shares outstanding at February 28, 2002, and is also the Trustee of the Sensient Technologies Corporation Savings Plan ("Savings Plan"), which holds 1,133,215 shares of Common Stock, or 2.4% of the number of shares outstanding at February 28, 2002. Fidelity has advised the Company that it disclaims beneficial ownership of the ESOP and Savings Plan shares.

                 COMPENSATION AND DEVELOPMENT COMMITTEE REPORT

  Introduction

   This report describes the Company's executive compensation programs and the basis on which 2001 compensation was determined with respect to the executive officers of the Company. The Committee is composed entirely of independent non-employee directors and met five times during 2001. A more complete description of the Committee functions is set forth under the heading "Committees of the Board of Directors" on page 6.

  Compensation Policy and Objectives

   The Company has developed an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals ("Program"). The overall objectives of the Program are to attract and retain the best possible executive talent, to motivate these executives to successfully execute the Company's business strategy, to link executive and shareholder interests through equity-based plans and to provide a program that recognizes individual contributions and achievement.

   Each year the Committee conducts a review of the Program. This review includes a meeting with an independent compensation consultant assessing the effectiveness of the Program and comparing it to a group of corporations that represent the Company's competition for executive talent. The Committee approves the selection of comparable companies used for this analysis. The Committee determines the compensation for the elected officers including the five most highly compensated Company executives. In reviewing individual performance, the Committee takes into account the recommendations of Mr. Manning. Key elements of the Company's Program are base salary, short-term (annual) incentives and long-term incentives.

  Base Salaries

   Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the competitive marketplace for executive talent, including a comparison with base salaries for comparable positions at other companies. The base salary levels of the Company's executives are targeted at the 50th percentile of the range of base pay levels of similarly positioned executives in other companies. Base pay levels are determined using regression analysis because of the difference in size between the comparable companies and the Company. The Committee annually reviews each executive's base salary. Adjustments are determined by evaluating the financial performance of the Company, the performance of each executive officer against job specifications, any new responsibilities and average percentage pay increases provided by the comparable companies for similar positions. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered.

   As reflected in the Summary Compensation Table on page 14, Mr. Manning's base salary was increased in 2001 by $46,000 (7.4%). In determining Mr. Manning's base salary, the Committee weighed the aforementioned criteria equally.

  Annual Bonuses

   The Management Incentive Plans for elected officers ("Annual Plans") promote the Company's pay-for-performance policy by providing annual cash payments to executives based upon achieving overall Company, group or divisional financial goals. The Annual Plans are subject to a target of 45% to 85% of annual base salary depending on a participant's position in the Company. The award is based on the achievement of a targeted Earnings Per Share level, and in certain cases group or division sales operating profit, for the year, with 100% of the maximum award being paid upon achieving the targeted level. Performance in excess of the targeted level allows for a payment of up to 200% of the maximum award. Target bonus award levels approximate the 50th percentile (adjusted for company size) of comparable companies' practices for each executive position. For performance exceeding the targeted levels, the bonus opportunities are tied to 75th percentile practices among comparable companies. In 2001, Mr. Manning's bonus opportunity was 85% of his base salary. As reflected in the Summary Compensation Table, his bonus award was $425,213 or 63.7% of his base salary.

  Stock Awards and Long-Term Incentives

   Under the Company's 1994 Employee Stock Plan and 1998 Stock Option Plan, which were approved by the shareholders, restricted stock or stock options may be granted to the Company's executive officers and other key employees. The Committee makes annual decisions regarding appropriate stock-based grants for each executive based on the following equally weighted factors. The Committee considers the Company's financial performance, executives' levels of responsibilities and predicted award values at the 50-75th percentile of long-term incentive compensation practices for similar positions at other companies. These factors determine the amount which may be represented by the determined grant value of options and restricted stock. Generally, restricted stock is only awarded to recognize a significant contribution to the Company's performance. Restricted stock vests in five years. All outstanding options have an exercise price equal to the market price on the date of grant and vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the date of grant. This compensation approach is designed to provide incentive to create shareholder value over the long-term, since the full benefit of the compensation cannot be realized unless stock price appreciation occurs over a number of years. In 2001, Mr. Manning received options to purchase 150,000 shares at their fair market value on the date of grant and received 40,000 shares of restricted stock, of which 25,000 shares were a special one-time award for completion of the sale of the Red Star Yeast and Products Division.

  Code Section 162(m)

   Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual, subject to several exceptions. The Committee intends to continue to grant bonuses under the Management Incentive Program and awards under the 1998 Stock Option Plan and, after approval, the 2002 Stock Option Plan that are designed to qualify for the performance-based compensation exception. However, the Committee may grant such bonuses and awards and the Company may enter into compensation arrangements from time to time, which do not qualify for deductibility under Section 162(m).

   Compensation and Development Committee

      John F. Bergstrom, Chairperson
      James A.D. Croft
      William V. Hickey
      Essie Whitelaw

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information on the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "named executive officers") of the Company as of December 31, 2001.

                                                   Annual              Long-term
                                               Compensation(2)       Compensation
                                             ------------------- ---------------------
                                                                 Restricted Securities
                                     Fiscal                        Stock    Underlying    All Other
                                      Year      Base    Bonus(3) Awards(4)   Options   Compensation(5)
   Name and Principal Position      Ended(1) Salary ($)   ($)       ($)        (#)           ($)
   ---------------------------      -------- ---------- -------- ---------- ---------- ---------------
Kenneth P. Manning................. 12-31-01  $667,000  $425,213  $741,600   150,000      $ 81,087
   Chairman, President and Chief    12-31-00   621,000   320,000   330,000   150,000       128,129
   Executive Officer                 9-30-99   561,000   600,831   332,812    75,000       111,458
Richard F. Hobbs................... 12-31-01   322,000   156,975   278,100    50,000        36,282
   Vice President, Chief            12-31-00   275,000   110,000   110,000    50,000        50,964
   Financial Officer and Treasurer   9-30-99   250,000   204,750   110,937    37,500        44,191
John L. Hammond.................... 12-31-01   218,000   106,275   185,400    25,000        23,040
   Vice President, Secretary        12-31-00   203,000    70,000    88,000    25,000        31,794
   & General Counsel                 9-30-99   193,000   109,431    44,375    16,000        27,031
Ralph G. Pickles (6)............... 12-31-01   239,000   112,408    18,540    20,000        23,900
   President--Asia Pacific          12-31-00   150,000    71,614    44,000    20,000        15,000
                                     9-30-99   162,575    80,734        --     8,500        16,275
John Mudd (7)...................... 12-31-01   245,000    74,029    37,080    20,000        28,997
   President--Color                 12-31-00   206,250   117,472    66,000    25,000        20,625
                                     9-30-99        --        --        --        --            --

--------
(1) On September 7, 2000, the Company changed its fiscal year end from September 30 to December 31. The information presented in this table includes the fiscal years ended December 31, 2001 and December 31, 2000 and the fiscal year ended September 30, 1999. The information for the period October 1, 1999 to December 31, 1999 is in the table below.

                                                    Long-term
                          Annual Compensation     Compensation
                          ------------------- ---------------------
                                              Restricted Securities
                            Base                Stock    Underlying    All Other
                           Salary   Bonus(4)    Awards    Options   Compensation(5)
     Name                   ($)       ($)        ($)        (#)           ($)
     ----                 --------  --------  ---------- ---------- ---------------
Kenneth P. Manning....... $155,250  $197,944      --         --         $31,501
Richard F. Hobbs.........   68,750    67,031      --         --          12,311
John L. Hammond..........   50,750    34,256      --         --           7,948
Ralph G. Pickles (6).....   42,144    20,814      --         --           4,214
John Mudd (7)............       --        --      --         --              --

___________
(2) Includes amounts deferred at the election of the named executive officer under the Company's Executive Income Deferral Plan (see "Employment Agreements and Other Arrangements").

(3) Consists of awards under the Company's Management Incentive Plans.


(4) The amounts in the table reflect the market value on the date of award of restricted shares of Common Stock ("Restricted Stock"). Total number and value of shares of Restricted Stock held as of December 31, 2001 (based on the $20.81 per share closing price of the Common Stock on December 31,
    2001) for each named
   executive officer are: Kenneth P. Manning--91,000 shares/$1,893,710; Richard
   F. Hobbs--34,000 shares/$707,540; John L. Hammond--16,000 shares/$332,960;
   Ralph G. Pickles--3,000 shares/$62,430; and John Mudd--5,000 shares/$104,050. Dividends are paid on Restricted Stock when paid on Common Stock. The awards in 2001 for Messrs. Manning, Hobbs and Hammond include 25,000 shares, 10,000 shares and 6,000 shares, respectively, as special one-time awards for completion of the sale of the Red Star Yeast and Products Division.

(5) Consists of Company contributions under certain benefit plans and other arrangements for the five named executive officers. These contributions are set forth in the following table. The Company's Employee Stock Ownership Plan ("ESOP") and Savings Plan are tax-qualified plans which are subject to government imposed annual limitations on contributions. The Company's Supplemental Benefits Plan, a non-tax-qualified plan, replaces benefits which cannot be provided by the tax-qualified ESOP and Savings Plan because of these annual limitations. The amounts shown in the table below as contributed to the ESOP and Savings Plan which exceed the applicable annual limits were contributed to the Supplemental Benefits Plan. At the time the ESOP and Savings Plan were adopted to replace the Company's former defined benefit pension plan, the Transition Retirement Plan, also a tax-qualified plan, was adopted to assure that affected employees would receive approximately the same level of benefits through normal retirement age that they would have received under the former defined benefit pension plan. The named executive officers do not participate in the Transition Retirement Plan but a benefit equivalent to what they would have received thereunder is contributed to the Supplemental Benefits Plan. Non-U.S. employees maintain the retirement benefits from their home country. The Sensient Technologies Pension Plan is in lieu of the ESOP and Savings Plan.

                                                            Transition Plan Benefit  Sensient Technologies
                     ESOP                Savings Plan             Equivalent             Pension Plan
            ----------------------- ----------------------- ----------------------- -----------------------
             2001    2000    1999    2001    2000    1999    2001    2000    1999    2001    2000    1999
            ------- ------- ------- ------- ------- ------- ------  ------  ------  ------- ------- -------
Mr. Manning $59,220 $75,601 $65,599 $39,480 $50,401 $43,732 $2,127  $2,127  $2,127       --      --      --
Mr. Hobbs..  25,920  29,545  25,481  17,280  19,697  16,987  1,722   1,722   1,722       --      --      --
Mr. Hammond  17,280  19,076  16,219  11,520  12,718  10,812     --      --      --       --      --      --
Mr. Pickles      --      --      --      --      --      --     --      --      --  $23,900 $15,000 $16,257
Mr. Mudd...  21,748  12,375      --  14,499   8,250      --     --      --      --       --      --      --

--------
(6) Mr. Pickles joined the Company in May, 1995. Mr. Pickles' compensation was paid in pounds sterling during the periods ended September 30, 1999 and December 31, 1999. Those amounts have been converted into U.S. dollars at the exchange rates in effect at the end of such period.

(7) Mr. Mudd joined the Company in February, 2000.

Stock Options

   The following table sets forth information concerning the grant of stock options under the Company's 1998 Stock Option Plan during 2001 to the named executive officers.

                                                                         Potential Realizable Value at
                                                                         Assumed Annual Rates of Stock
                                                                        Price Appreciation for Ten-Year
                                                                                Option Term(3)
                                                                        -------------------------------
                          Number of  Percentage
                          Securities  of Total
                          Underlying  Options
                           Options   Granted to Exercise or
                           Granted   Employees   Base Price  Expiration
     Name                   (#)(1)    in 2001   ($/share)(2)    Date          5%             10%
     ----                 ---------- ---------- ------------ ----------  ------------   --------------
Kenneth P. Manning.......  150,000      21.5%      $18.54    12/10/2011 $  1,749,000   $    4,431,000
Richard F. Hobbs.........   50,000       7.2%       18.54    12/10/2011      583,000        1,477,000
John L. Hammond..........   25,000       3.6%       18.54    12/10/2011      291,500          738,500
Ralph G. Pickles.........   20,000       2.9%       18.54    12/10/2011      233,200          590,800
John Mudd................   20,000       2.9%       18.54    12/10/2011      233,200          590,800
All Shareholders (4).....       --        --           --            -- $558,798,203   $1,416,104,359

--------

(1) The options reflected in the table were granted on December 10, 2001, under the Company's 1998 Stock Option Plan (the "1998 Plan") and include both incentive stock options under Section 422 of the Internal Revenue Code and nonstatutory stock options. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the grant date. The options are subject to early vesting in the event of the individual's death, disability or retirement. Upon a "Change of Control" of the Company (as defined in the 1998 Plan), all options then outstanding will become immediately exercisable in full.

(2) The exercise price of options may be paid in cash or its equivalent, by delivering previously issued shares of Common Stock, or any combination thereof, or by electing to have the Company withhold shares of Common Stock issuable upon exercise with a fair market value equal to the exercise price.

(3) The option values presented were calculated based on a per-share price of $18.54 on the date of grant at assumed 5% and 10% annualized rates of appreciation for the term of the grant. The actual value, if any, that an individual may realize upon exercise will depend on the excess of the market price of the Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an individual upon the exercise of an option will be at or near the value estimated under the model described above.

(4) The potential realizable value for "All Shareholders" is determined on the assumption that the price of the Company's Common Stock appreciated over the term of the options from the $18.54 per share market price as of the date of grant at an annualized rate of (i) 5% (which would result in a value on December 10, 2011, of $30.20 per share); and (ii) 10% (which would result in a value on December 10, 2011, of $48.08 per share). The "All Shareholders" information is calculated based on 47,925,581 shares of the Company's Common Stock outstanding as of December 31, 2001. Thus, for comparative purposes, the total value of such Common Stock as of December 10, 2001, the date on which the options were granted, would be $888,540,272.

Aggregate Option Exercises in 2001 and Year-End Option Values

   The following table sets forth information regarding the exercise of stock options by each of the named executive officers during 2001 and the year-end value of unexercised stock options held by such officers.

                                                         Number of Securities      Value of Unexercised
                                                        Underlying Unexercised     In-the-Money Options
                                                      Options at End of 2001 (#)   at End of 2001(1) ($)
                                                      -------------------------- -------------------------
                               Shares
                            Acquired on     Value
     Name                   Exercise (#) Realized ($) Exercisable  Unexercisable Exercisable Unexercisable
     ----                   ------------ ------------ -----------  ------------- ----------- -------------
Kenneth P. Manning (2).....     100          $194       556,100       275,000    $1,568,120    $340,500
Richard F. Hobbs (2).......      --            --       195,467        95,833       455,526     113,500
John L. Hammond............      --            --        32,999        47,001            --      56,750
Ralph G. Pickles...........      --            --        29,632        40,668        41,668      59,199
John Mudd..................      --            --         8,333        36,667            --      45,400

--------

(1) The dollar values were calculated by determining the difference between the fair market value of the underlying shares of Common Stock and the various applicable exercise prices of the named executive officers' outstanding "in-the-money" options at the end of 2001. As provided by the Company's 1990 Employee Stock Plan, 1994 Employee Stock Plan and the 1998 Stock Option Plan, the fair market value of the underlying shares of Common Stock on any date is equal to the price of the Company's Common Stock as reported on the New York Stock Exchange. On December 31, 2001, the closing price of the Common Stock as reported on the New York Stock Exchange was $20.81 per share.

(2) On March 12, 2001, in lieu of exercising options that were about to expire, Mr. Manning and Mr. Hobbs sold options to purchase 38,800 and 12,000 shares of Common Stock to the Company, respectively, for an aggregate of $201,663 and $62,370, respectively, equal to the excess of the fair market value of the underlying shares of Common Stock on the date of the sale ($23.26) over the exercise price of the options ($18.0625).

                 EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

   Employment Agreement. The Company has an employment contract with Mr. Manning dated November 11, 1999. The term of the agreement is for three years, which is automatically extended annually for additional one-year periods, except that in no event will the term of his employment extend beyond the calendar month in which his 65th birthday occurs or he becomes disabled or dies. During this employment period, the agreement provides for the payment of base salary (subject to annual adjustment), plus bonus and customary fringe benefits. The agreement can be terminated by the Board of Directors with or without cause. If terminated without cause by the Board or for good reason by Mr. Manning (as defined therein), certain termination benefits are payable to Mr. Manning in an amount equal to three times the sum of his base salary then in effect and his target bonus for the fiscal year in which such termination occurred. Mr. Manning would also continue to receive certain fringe benefits for three years. In the event of a change of control of the Company, Mr. Manning's employment contract would be superseded by a Change of Control Employment and Severance Agreement as described below, except that he would be entitled to retain certain retirement and disability benefits under his employment contract.

   Change of Control Employment and Severance Agreements. The Company also has Change of Control Employment and Severance Agreements with each of its executive officers (including the named executive officers) who are part of the executive officer group. Each of these agreements provides that in the event of a "Change of Control," as defined in the respective agreement, the Company will continue to employ the executive for a period of three years following the date of such Change of Control. During this employment period, the executive will receive as compensation a base salary, subject to annual adjustment, bonus awards in accordance with past practice and all other customary fringe benefits in effect as of the date of the Change of Control. The agreements can be terminated upon 30 days' notice by the Company in the event of the executive's disability. The agreements can also be terminated by the Company for "cause" and by the executive for "good reason." If terminated by the Company other than for cause or disability, or by the executive for good reason, the Company will pay the executive an amount equal to the sum of (i) accrued unpaid deferred compensation and vacation pay and (ii) three times the executive's base salary plus the highest annual bonus for the last five fiscal years. The executive will also be entitled to coverage under existing benefit plans and fringe benefits for three years and a payment equal to the vested amounts plus a payment equal to three additional years of employer contributions under the Savings Plan, ESOP, Pension Plan and Supplemental Benefits Plan (including the Transition Plan benefit equivalent described in footnote (5) to the Summary Compensation Table). The Savings Plan, ESOP, Pension Plan and Supplemental Benefits Plan provide for full vesting of all accounts upon the occurrence of a Change of Control. In addition, payments under the Company's Supplemental Executive Retirement Plan, described below ("SERP"), are calculated based on an adjusted final salary reflecting three additional years of salary increases consistent with past practice. If terminated for cause, the Company will pay the executive his annual base salary through termination. If the executive's employment is terminated by reason of death or disability, the Company will pay certain accrued obligations and other customary death or disability benefits. In all cases, the Company will provide the executive with a tax gross-up payment to reimburse the executive for any excise taxes assessed against any payments made to the executive, as well as all taxes on the gross-up payment.

   SERP. The SERP provides a non-qualified supplemental executive retirement benefit for selected officers and key employees. Generally, participants contribute to the plan, in each year until death or retirement, an amount equivalent to a term insurance premium applicable to a life insurance benefit of three times the participant's base salary in effect on the date of acceptance into the plan, unless all amounts were previously paid under a predecessor plan. A pre-retirement survivor income benefit equal to 20%, 25%, 30% or 40% of the sum of base salary and 50% (100% for the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) of the highest annual bonus for the last five fiscal years for certain officers, including four of the named executive officers, payable for 15 or 20 years is available to designated beneficiaries if the participant dies prior to retirement. At the time of retirement, the participant may continue the survivor income benefit or elect to receive a supplemental retirement income benefit equal to 20%, 25%, 30% or 40% of the sum of base salary and 50% (100% for the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) of the highest annual bonus for the last five fiscal years for certain officers, including four of the named executive officers, for 15 or 20 years or an actuarially equivalent joint and survivor benefit. A participant may receive his retirement income benefit as a lump sum distribution by making an advance election therefor or by accepting an actuarially reduced benefit. In the event of a Change of Control, lump sum distributions are required. The benefit obligations under the SERP are funded under Rabbi Trust B described below under "Funding Arrangements." Messrs. Manning, Hobbs, Hammond and Mudd participate in the SERP. Under their respective agreements under the SERP, each of the participating named executive officers is entitled to 20 years of benefits, and the applicable percentages of pre-retirement survivor income benefits and supplemental retirement income benefits for the participating named executive officers are 40% for Mr. Manning, 30% for Messrs. Hobbs and Hammond and 25% for Mr. Mudd.

   Executive Income Deferral Plan. Under the Executive Income Deferral Plan, executives of the Company (including the named executive officers) are entitled to defer up to 25% of their annual salary. Amounts deferred earn interest at a Company-guaranteed annual minimum rate and are payable upon retirement over a 15 year period, unless the executive elects to receive an actuarially equivalent joint and survivor benefit, reduced by up to 20% depending upon the executive's age at retirement. The Company's obligations under the Executive Income Deferral Plan are also funded by Rabbi Trust B.

   Funding Arrangements. The Company has established three so-called "Rabbi Trusts" by entering into trust agreements with a trustee to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present and future executives and directors, including the named executive officers. Rabbi Trust A requires the Company to deposit assets into ("fund") the Trust in the event of a "Change of Control" (as defined therein) in an amount sufficient to satisfy the Company's obligations to Mr. Manning, the other named executive officers, and other executive officers under the Change of Control Employment and Severance Agreements with those individuals (except to the extent that those obligations consist of benefits covered by Rabbi Trust B). Rabbi Trust A is currently not funded except with a nominal amount of assets, and is currently revocable but will become irrevocable once it is funded. The Board may elect to fund Rabbi Trust A in whole or in part prior to the occurrence of a Change of Control. Rabbi Trust B was created to fund the Company's obligations under various employee benefit plans, including three plans in which the named executive officers participate: the SERP, the Supplemental Benefits Plan and the Executive Income Deferral Plan. The Company makes annual contributions to Rabbi Trust B and it currently holds approximately $18.3 million of assets. Rabbi Trust B is irrevocable. Rabbi Trust C was created to assure that payments to non-employee directors under the director retirement and Deferred Compensation plans described under "Director Compensation and Benefits" will not be improperly withheld. Rabbi Trust C is currently funded with a nominal amount, and is also funded from time to time as payouts are made under these plans, although the Board may elect to fund it at any time. Rabbi Trust C is irrevocable. Each of the Rabbi Trusts will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the directors or executives pursuant to the respective plans and agreements covered thereby, and any remaining assets will be paid to the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file initial reports of beneficial ownership (on Form
3) and reports of changes in beneficial ownership (on either Form 4 or Form 5) with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. SEC regulations require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and upon certifications from reporting persons who did not file year-end reports on Form 5 that no such reports were required, the Company believes that during the year ended December 31, 2001, all its officers and directors complied with Section 16(a) filing requirements.

                           COMPANY STOCK PERFORMANCE

   The following graph compares the cumulative annual change since December 31, 1996 of the total shareholder return on the Common Stock with: (i) the total return on the Standard & Poor's 500 Food Index (the "S&P Food Index"); and (ii) the total return on the Standard & Poor's 500 Composite Index (the "S&P Composite Index"), assuming that $100 was invested in each of the Common Stock, the stocks comprising the S&P Food Index and the stocks comprising the S&P Composite Index on December 31, 1996 and assuming that all dividends were reinvested at the end of the month in which they were paid.

                                    [CHART]

Sensient Technologies Corporation  S&P Food Index  S&P Composite Index
1996              100                   100                100
1997               94                   100                102
1998              116                   128                128
1999              126                   129                167
2000              105                    90                182
2001              132                   115                178

                                    ITEM 2.

                    APPROVAL OF THE 2002 STOCK OPTION PLAN

   The following summary of the Company's 2002 Stock Option Plan (the "2002 Plan") is qualified in its entirety by reference to the full text of the 2002 Plan which is attached to this Proxy Statement as Appendix B.

General

   The purpose of the 2002 Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by officers and key employees, and by enabling the Company to attract and retain the services of officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations largely depends.

   The 2002 Plan authorizes the granting of stock options and restricted stock to eligible employees, as described more fully below. (In this Item 2, we sometimes refer to stock options and/or restricted stock as simply "awards".)

Available Shares

   Up to 2,400,000 shares of the Company's Common Stock will be available for issuance under the 2002 Plan, of which:

    .  no more than 600,000 shares may be restricted stock;

    . no more than 1,800,000 shares may be issued as "incentive stock options" (which are described on page 22 of this Proxy Statement); and

    . no more than 750,000 shares may be granted pursuant to stock options to any one Participant.

The aggregate number of shares of Common Stock authorized for issuance is subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change which affects the total number of shares outstanding. Moreover, in the event of any such corporate change which affects the total number of shares outstanding, the Compensation and Development Committee will make an appropriate adjustment to change the number of options or the stated option price, or both, under each outstanding award.

Administration

   The 2002 Plan is administered by the Compensation and Development Committee of the Board of Directors described on page 6 of this Proxy Statement (for ease of reference in this Item 2, we will call the Compensation and Development Committee of the Board of Directors simply the "Committee"). The Committee must consist of not less than two directors who are "non-employee directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934) and who are "outside directors" (within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code). If each member of the Committee does not so qualify, the Committee must designate a subcommittee (each of the members of which does so qualify) to approve an award to particular individuals, including each of the named executive officers.

   Among other functions, the Committee has the authority:

    .  to establish rules for the administration of the 2002 Plan;

    . to determine the officers and employees of the Company and its affiliates to whom stock options and/or restricted stock will be granted;

    . to determine the types of awards to be granted and the number of shares covered by such awards; and

    . to set the terms and conditions of such awards (in the discretion of the Committee, the terms of awards may differ from participant to participant).

Subject to the express terms of the 2002 Plan, determinations and interpretations with respect to the 2002 Plan will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

Eligibility

   Participants in the 2002 Plan are selected by the Committee from among those officers and key employees who are recommended for participation by the Company's Chief Executive Officer and who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The Committee's designation of any person to receive an award does not require the Committee to designate such person to receive an award at any subsequent time. Approximately 100 officers and key employees are eligible for consideration to receive awards under the 2002 Plan.

Effective Date

   The 2002 Plan will become effective on the date it is approved by the shareholders of the Company, which is expected to occur on the date of the Meeting, April 25, 2002.

Stock Options

   Options granted under the 2002 Plan may be either incentive stock options that meet the requirements of Section 422 of the Internal Revenue Code ("incentive stock options") or stock options that do not meet those requirements ("nonstatutory stock options").

   Exercise Price. The exercise price per share of Common Stock underlying an option granted under the 2002 Plan may not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 2002 Plan, the "fair market value" of a share of Common Stock is generally the closing price of a share of Common Stock on the New York Stock Exchange on the date in question. There will be no consideration received by the Company from a participant in exchange for the original grant of an option.

   Term. The term of any option will be determined by the Committee, except that the term of an incentive stock option may not exceed ten years from the date of its grant.

   When Exercisable. The Committee will determine when options will become exercisable and may establish vesting provisions for each option, including vesting provisions that require the participant to remain employed with the Company over a period of time, the attainment of specified performance goals, or otherwise. Any option granted to a participant who is subject to the reporting requirements under Section 16 of the Securities Exchange Act of 1934 may not be exercised until at least six (6) months following the date of its grant. Each of the named executive officers is subject to this requirement.

   Manner of Exercise.  Options may be exercised by payment as follows:

   (a) in cash;

   (b) in the discretion of the Committee, a full recourse promissory note issued to the Company by the participant (any such note must (i) be secured by the Common Stock issued; (ii) be for a term of not more than 10 years; (iii) bear interest at the market rate in effect on the date the note is issued; and (iv) require at least annual payments of principal and interest; the note may contain such other terms and conditions as the Committee determines);

   (c) tendering shares of Common Stock having a fair market value at the time of exercise equal to the total exercise price of such option so long as the shares tendered have been held for more than six months; or

   (d) by any combination of (a) through (c), above.

   Incentive Stock Options. All incentive stock options granted under the 2002 Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code. These terms generally include (a) the fair market value (determined on the date of grant) of all shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000, (b) the exercise price of an incentive stock must be at least equal to the fair market value of the share underlying that option on the date of grant and (c) an incentive stock option may only be exercisable during the ten year period following the date it is granted.

   Transferability. The Committee may, in its discretion, permit options to be transferable by the participant:

   (a) to the participant's spouse, or natural or adoptive children or grandchildren;

   (b) to a trust or trusts for the exclusive benefit of one or more of the participant's spouse, or natural or adoptive children or grandchildren; or

   (c) to a partnership in which all partners are the participant's spouse, or natural or adoptive children or grandchildren.

   There may be no consideration for any such transfer, however, and the transferee must be expressly prohibited from any further transfer of such options other than by will or pursuant to the laws of descent and distribution. It is intended that no option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or pursuant to the laws of descent and distribution, and all options granted to a participant under the 2002 Plan will be exercisable during his lifetime only by such participant.

   Forfeiture. Except as otherwise determined by the Committee, upon termination of a participant's employment for any reason, any option which was not exercisable immediately prior to such termination will be automatically forfeited.

   Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, the Committee may grant options under the 2002 Plan in substitution of options previously granted by such corporation and which are outstanding at the date of the succession. The Committee will have discretion to determine the terms and conditions upon which such "Substitute Options" will be granted so as to preserve the economic benefits to the optionees.

Restricted Stock

   Shares of restricted stock granted to participants under the 2002 Plan will be subject to such restrictions as the Committee may impose. The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. The Committee may condition the lapse of such restrictions on the passage of time, the attainment of specified performance goals, or otherwise. Such conditions may differ from participant to participant.

   Forfeiture. Except as otherwise determined by the Committee, upon termination of a participant's employment for any reason during the applicable restriction period, all shares of restricted stock still subject to restriction will be forfeited.

   Maximum Number of Shares. No more than 600,000 shares of restricted stock may be issued under the 2002 Plan (subject to adjustment).

   Voting and Dividends. Prior to (and after) the lapse of the applicable restrictions on the restricted stock, shares of restricted stock are entitled to vote and receive dividends on the same basis as all other shares of outstanding Common Stock.

   Limits on Transferability. No restricted stock, other than restricted stock on which the restrictions have lapsed, may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution.

   Resale to Company. A participant, or in the case of his death his beneficiary or estate, may require the Company to repurchase up to one-half of the shares of restricted stock upon which any restrictions have lapsed within sixty (60) days after the restrictions have lapsed. The price paid by the Company will be equal to the fair market value determined as of the last business day of the period of restriction of the shares of restricted stock to be sold. Unless otherwise agreed between the Company and the participant, such price will be payable in one lump sum payment.

Change of Control

   In the event of a "change of control" of the Company:

   (a) Each outstanding option will immediately become exercisable (regardless of whether the option was previously exercisable). Each participant holding options will have the right, within sixty (60) days after the change of control, to receive, in exchange for the surrender of all or any portion of an option, an amount of cash equal to the highest of: (i) the difference between the fair market value of the Common Stock covered by the option on the date of the change of control and the option's exercise price; (ii) the difference between the fair market value of the Common Stock covered by the option on the date of surrender and the option's exercise price; or (iii) the difference between the highest price per share of Common Stock paid in the transaction giving rise to the change of control and the option's exercise price.

   (b) Restricted stock that is not then vested will vest upon the date of the change of control and each holder of restricted stock will have the right, within sixty (60) days after the change of control, to receive, in exchange for the surrender of such restricted stock, an amount of cash equal to the highest of (i) the fair market value of such restricted stock on the date of surrender; (ii) the highest price per share of Common Stock paid in the transaction giving rise to the change of control multiplied by the number of shares of restricted stock surrendered; or (iii) the fair market value of such restricted stock on the effective date of the change of control.

   The 2002 Plan includes in the definition of a "change of control" the following:

   (a) certain acquisitions by individuals or groups of beneficial ownership of 20% or more of either (i) the then outstanding shares of Common Stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

   (b) persons who, on September 10, 1998, constituted the Board and any new director whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on September 10, 1998, or whose appointment, election or nomination for election was previously so approved, cease to constitute a majority of the number of directors then serving;

   (c) certain transactions in which the company is reorganized, merged or consolidated or all or substantially all of the assets of the Company are sold or otherwise disposed of;

   (d) or the shareholders of the Company approve a complete liquidation or dissolution of the Company.

Amendment, Modification and Termination

   The Board may at any time amend, alter, suspend, discontinue or terminate the 2002 Plan (subject to shareholder approval if required by or deemed by the Board to be desirable under applicable law, regulation, or exchange listing requirement). Termination of the 2002 Plan will not affect the rights of participants with respect to awards previously granted to them under the 2002 Plan, and all unexpired awards will continue in force and effect after termination of the 2002 Plan except as they may lapse or be terminated by their own terms and conditions.

Withholding

   The Company is entitled to withhold the amount of any tax attributable to any amount payable or shares of Common Stock deliverable under the 2002 Plan, and the Company may defer making any such payment or delivery if any such tax may be pending, unless and until indemnified to its satisfaction. A participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with an award by electing to (i) have the Company withhold shares of Common Stock, (ii) tender back shares of Common Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Common Stock, in each case having a fair market value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Company's minimum statutory federal, state and local tax obligations associated with the transaction.

Certain Federal Income Tax Consequences

   Stock Options. The grant of a stock option under the 2002 Plan will create no income tax consequences to the participant or the Company. A participant who is granted a nonstatutory stock option will generally recognize ordinary income at the time of exercise of the nonstatutory stock option in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. A subsequent disposition of the Common Stock by the participant will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for the required holding period under the Internal Revenue Code.

   In general, a participant will recognize no income or gain for income tax purposes as a result of the grant or exercise of an incentive stock option (except that the alternative minimum tax may apply and there may be employment taxes due upon exercise). Except as described below, any gain or loss realized by the participant on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option will be treated as a capital gain or loss and no deduction will be allowed to the Company. The capital gain or loss will be treated as long-term or short-term depending on the participant's holding period. Further, if the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the date of grant of the incentive stock option and one year from the date of exercise (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the Disqualifying Disposition, or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. In the event of a Disqualifying Disposition, the Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any gain or loss realized by the participant over the fair market value at the time of exercise of the incentive stock option will be treated as a capital gain or loss. The capital gain or loss will be a long-term capital gain if the Common Stock has been held for the required holding period under the Internal Revenue Code.

   Certain additional tax consequences may attach in the event a participant is permitted to pay the exercise price of an option with an interest-bearing promissory note, as described above; in particular, the Company may be required to recognize taxable interest income with respect to any interest received on such promissory note.

   Restricted Stock. A participant will not recognize income at the time an award of restricted stock is made under the 2002 Plan, unless the participant makes the election described below. However, a participant who has not made the election will recognize ordinary income at the time the restrictions on the Common Stock lapse. The ordinary income recognized will be in an amount equal to the fair market value of the restricted stock at such time. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the restricted stock is held after the time the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. Any dividends paid in Common Stock will be treated as an award of additional restricted stock subject to the tax treatment just described.

   A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the participant who has made an election subsequently forfeits the restricted stock, the participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

Vote Required

   Assuming that a quorum is present, the 2002 Plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Annual Meeting with respect to the 2002 Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.


THE BOARD RECOMMENDS A VOTE FOR THE 2002 PLAN.  SHARES  OF  COMMON  STOCK
     REPRESENTED AT THE ANNUAL  MEETING  BY  EXECUTED  BUT  UNMARKED
          PROXIES WILL BE VOTED FOR THE 2002 PLAN.

                                    ITEM 3.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board, subject to shareholder ratification, has selected Deloitte & Touche LLP, certified public accountants, to audit the financial statements of the Company for the year ending December 31, 2002. Deloitte & Touche LLP has been the independent auditor of the Company for many years and has advised the Company that neither the firm nor any of its partners have any direct or indirect material financial interest in the Company.

   Although not required by law to submit the appointment to a vote by shareholders, the Board believes it appropriate, as a matter of policy, to request that the shareholders ratify the appointment of Deloitte & Touche LLP as independent auditors for 2002. Assuming that a quorum is present, the selection of Deloitte & Touche LLP will be deemed to have been ratified if more shares are voted in favor of ratification than are voted against ratification. Under Wisconsin law, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on this matter. If the shareholders should not so ratify, the Board will reconsider the appointment.

   Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
  OF THE  APPOINTMENT  OF  DELOITTE  &  TOUCHE  LLP  AS  THE  COMPANY'S
    INDEPENDENT AUDITORS FOR  THE  YEAR  ENDING  DECEMBER  31,  2002.
      SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED
        BUT UNMARKED PROXIES WILL BE VOTED FOR  THE  RATIFICATION
          OF SUCH APPOINTMENT.

                                    ITEM 4.

                                 OTHER MATTERS

   Company management knows of no business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to the Company's Bylaws, written notice of any shareholder proposals to be presented at the Meeting must have been received by the Secretary no later than March 5, 2002. As no notice of any shareholder proposals was received, no business may be brought before the Meeting by any shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.

                 FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

   The Company welcomes comments or suggestions from its shareholders. In the event a shareholder desires to have a proposal formally considered at the annual shareholders' meeting in April, 2003 and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before November 22, 2002 and must otherwise comply with the applicable rules of the Securities and Exchange Commission. Under the Company's Bylaws, appropriate shareholder proposals will be presented at the 2003 annual meeting without inclusion in the proxy materials if such proposals are received by the Company no later than March 5, 2003.

   In addition, the Company's Bylaws establish procedures for shareholder nominations for election of directors of the Company and bringing business before any annual meeting of shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a shareholder must give written notice to the Secretary of the Company not less than 50 days (and, in the case of nominations, not more than 90 days) prior to the third Thursday after the first Friday in the month of April next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the shareholder making the proposal.

   Any shareholder interested in making a nomination or proposal should request a copy of the applicable Bylaw provisions from the Secretary of the Company and send any such nomination or proposal to the Secretary of the Company at the Company's executive offices at 777 East Wisconsin Avenue, 11th Floor, Milwaukee, Wisconsin, 53202.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE PROXY CARD OR VOTE BY PHONE OR BY INTERNET ACCORDING TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY CARD ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY CARD ON YOUR BEHALF.

UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors

                                          John L. Hammond
                                          Secretary

March 22, 2002

                                                                     Appendix A

            Audit Committee Charter--Section 3.14 of Company Bylaws

   3.14 Audit Committee. There shall be an Audit Committee of the Board of Directors. The Committee shall have at least three (3) members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange. The Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have the authority to retain, at the Company's expense, legal, accounting or other consultants it deems necessary in the performance of its duties. The Committee shall have all of the responsibilities of a qualified audit committee under New York Stock Exchange rules including without limitation the responsibilities set forth below.

Review Procedures

    1. Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

    2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

    3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

    4. Review with financial management and the independent auditors the Company's quarterly financial results prior to filing the Company's Form 10-Q with the Securities and Exchange Commission. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

    5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors shall have the ultimate authority to select, evaluate the performance of and, where appropriate, replace the independent auditors. The Audit Committee shall annually recommend to the Board of Directors the appointment or replacement of the independent auditors.

    6. Approve the fees and any other significant compensation to be paid to the independent auditors.

    7. On an annual basis, the Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the Company and its affiliates, including the written letter and disclosure required by ISB Standard No. 1, as it may be supplemented.

    8. From time to time, as appropriate, engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and recommend to the Board of Directors appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

    9. Review the independent auditors' audit plan--discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

   10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss with the independent accountants the Company's internal controls and the matters required to be communicated to audit committees in accordance with AICPA SAS 61.

Internal Audit Department and Legal Compliance

   11. Review the budget, activities, organizational structure, qualifications and performance of the internal audit department, as needed.

   12. Review any reports covering issues which are material to the Company's financial statements prepared by the internal audit department together with management's response and follow-up to these reports.

   13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Responsibilities

   14. Annually prepare, based on the review and discussions referred to above, a report to shareholders as required by Securities and Exchange Commission rules and regulations. The report should be included in the Company's annual proxy statement.

   15. Review and update periodically the Company's Code of Conduct and ensure that compliance with the Code of Conduct is adequately monitored by management.

   16. Perform any other activities consistent with this charter, the Company's Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

   17. Periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                     Appendix B

                       SENSIENT TECHNOLOGIES CORPORATION
                            2002 STOCK OPTION PLAN

            Adopted by the Board of Directors on February 14, 2002

Section 1.  Establishment, Purpose and Effective Date of Plan.

   1.1 Establishment. Sensient Technologies Corporation, a Wisconsin corporation (the "Company"), hereby establishes the "SENSIENT TECHNOLOGIES CORPORATION 2002 STOCK OPTION PLAN" (the "Plan") for officers and key employees. This Plan permits the grant of Options and Restricted Stock, each as described herein.

   1.2 Purpose. The purpose of this Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by its officers and key employees, and by enabling the Company to attract and retain the services of officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

   1.3 Effective Date. This Plan shall become effective as of such date as this Plan is approved by the shareholders of the Company at an annual meeting or special meeting thereof by a simple majority of the number of shares represented at such meeting in person or by proxy (the "Effective Date").

Section 2.  Definitions.

   2.1 Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth below:

      (a) "Award" means any Option or Restricted Stock, or any other benefit conferred under the terms hereof.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Code" means the Internal Revenue Code of 1986, as amended.

      (d) "Committee" means the Compensation and Development Committee of the Board.

      (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (f) "Exercise Price" means the price payable in respect of an Option.

      (g) "Fair Market Value" means, as of any date of determination, the closing price of a share of Stock on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Stock are traded or quoted at the relevant time) as reported on the composite list used by The Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale.

      (h) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of this Plan an Option may be either: (i) an "incentive stock option" within the meaning of Section 422(b) of the Code; or (ii) an option which is not intended to qualify as an incentive stock option (a "nonstatutory stock option").

      (i) "Participant" means any individual designated by the Committee to participate in this Plan.

      (j) "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 8 hereof.

      (k) "Restricted Stock" means Stock granted to a Participant pursuant to
          Section 8 hereof.

      (l) "Stock" means the Common Stock of the Company, par value of $0.10.

   2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in this Plan shall include the feminine gender, the singular shall include the plural and the plural shall include the singular.

Section 3. Eligibility and Participation. Participants in this Plan shall be selected by the Committee from among those officers and key employees of the Company and its subsidiaries, including subsidiaries which become such after adoption hereof, who are recommended for participation by the Company's Chief Executive Officer and who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The Committee's designation of any person to receive an Award shall not require the Committee to designate such person to receive an Award at any subsequent time.

Section 4.  Administration.

   4.1  Administration.  This Plan shall be administered by the Committee.

   4.2 Powers and Authority of the Committee. The Committee, by majority action thereof, shall have complete and sole authority to:

      (a) designate officers and key employees to receive Awards;

      (b) determine the type of Awards to be granted to Participants;

      (c) determine the number of shares of Stock to be covered by Awards granted to Participants;

      (d) determine the terms and conditions of any Award granted to any Participant (which may, in the discretion of the Committee, differ from Participant to Participant), including, without limitation, provisions relating to the vesting of Options or Restricted Stock rights over a period of time, upon the attainment of specified performance goals, or otherwise;

      (e) interpret this Plan and apply its provisions, and prescribe, amend and rescind rules, regulations, procedures, and forms relating to this Plan;

      (f) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

      (g) amend any outstanding agreement relating to any Award, subject to applicable legal restrictions and, to the extent such amendment may adversely affect the Participant who entered into such agreement, to the consent of such Participant;

      (h) prescribe the consideration for the grant of each Award hereunder and determine the sufficiency of such consideration; and

      (i) make all other determinations and take all other actions deemed necessary or advisable for the administration hereof and provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and its affiliates in connection herewith;

but only to the extent that any of the foregoing are not contrary to the express provisions hereof. No term of this Plan relating to incentive stock options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions hereof shall be final, binding and conclusive for all purposes and upon all persons. The Committee's decisions need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

   4.3 Composition of the Committee. The Committee shall consist of not less than two directors. Each member of the Committee shall be both a "nonemployee director" (within the meaning of Rule 16b-3 under the Exchange Act) and an "outside director" (within the meaning of Section 162(m)(4)(C) of the Code); provided, however, that in the event any Committee member does not satisfy both conditions of the first clause of this sentence, then the Committee shall, with respect to any Award to be made to any Participant who is subject to Section 16 of the Exchange Act ("Section 16 Participant") or who is subject to the provisions of Section 162(m) of the Code, delegate its functions with respect to such Award to a subcommittee (of not less than two directors) which consists exclusively of members who meet both conditions of the first clause of this sentence. Further, the Committee may delegate to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to this Plan, other than with respect to Section 16 Participants or Participants who are subject to Section 162(m) of the Code. A majority of the members of the Committee (or subcommittee, as the case may be) shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

Section 5.  Stock Subject to Plan.

   5.1 Number. The total number of shares of Stock reserved and available for issuance under this Plan shall initially be 2,400,000. The number of shares of Stock reserved and available for issuance hereunder shall be subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3 hereof. Of this total number, not more than 600,000 shares of Stock may at any time be issued as Restricted Stock and not more than 1,800,000 shares of Stock may at any time be issued under incentive stock options. No Participant may be granted stock options under this Plan with respect to more than 750,000 shares of Stock (subject to adjustment) during the term of this Plan. The shares to be issued under this Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

   5.2 Unused Stock. In the event any shares of Stock that are subject to an Award cease to be subject to such Award (whether due to expiration, cancellation, termination, forfeiture, or otherwise) without such shares of Stock being issued or cash being paid to the Participant or, in the case of Restricted Stock, such Stock being forfeited back to the Company, then the shares of Stock subject to such Award shall again become available for future Awards hereunder.

   5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the aggregate number and type of equity authorized for issuance hereunder as well as the number and type of equity subject to each outstanding Award, and its stated Exercise Price or other reference price (as applicable) shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee shall also have the discretion to make appropriate adjustments in the number of shares of Stock authorized for issuance hereunder and to make such other adjustments as it deems necessary or appropriate so as to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan.

Section 6. Duration of Plan. This Plan shall remain in effect, subject to the Board's right to earlier terminate this Plan pursuant to Section 12 hereof, until all shares of Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted hereunder on or after the tenth (10th) anniversary of the Effective Date.

Section 7.  Stock Options.

   7.1 Grant of Options. Subject to the provisions of Sections 5 and 6 hereof, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Stock underlying Options granted to each Participant. The Committee also shall determine whether an Option is to be an incentive stock option within the meaning of Section 422(b) of the Code or a nonstatutory stock option. An Option shall be a nonstatutory option unless otherwise specified by the Committee at the time of grant. Nothing in this Plan to the contrary, the terms and conditions of incentive stock options shall be in compliance with Section 422 of the Code.

   7.2 Incentive Stock Options. Incentive stock options shall be subject to the limitation that the Fair Market Value (determined on the date of grant) of all shares of Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. This limitation shall not apply to nonstatutory stock options.

   7.3 Option Agreement. Each Option shall be evidenced by a written agreement ("Option Agreement") that shall specify the type of Option granted, the Exercise Price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine. No Participant shall have any rights hereunder until an Option Agreement has been executed.

   7.4 Exercise Price. No Option granted pursuant hereto shall have an Exercise Price per share of Stock underlying an Option that is less than the Fair Market Value of a share of Stock on the date the Option is granted.

   7.5 Duration of Options. Each Option shall expire at such time as the Committee shall determine; provided, however, that no incentive stock option shall be exercisable later than the tenth (10th) anniversary date of its grant.

   7.6 Exercise of Options. Options granted hereunder shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

   7.7 Payment. The aggregate Exercise Price of any portion of an Option being exercised shall be payable to the Company in full upon exercise:

  (a) in cash or its equivalent, including, in the discretion of the Committee, a full recourse promissory note issued to the Company by the Participant (which note shall (i) be secured by the Stock issued;
          (ii) be for a term of not more than ten (10) years; (iii) bear interest at the market rate in effect on the date such promissory note is issued; (iv) require at least annual payments of principal and interest; and (v) contain such other terms and conditions as the Committee determines);

      (b) by tendering shares of Stock having a Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the portion of the Option being exercised, so long as the shares tendered have been held more than six months; or

      (c) by a combination of cash or its equivalent (as defined in clause (a) above) and shares of Stock.

   The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

   7.8 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of Stock are then listed, and under any blue sky or state securities laws applicable to such shares.

   7.9 Transferability of Options. The Committee may, in its discretion, and only by expressly so providing in the Option Agreement covering any Options (which Option Agreement must be approved by the Committee), permit all or a portion of Options to be granted to a Participant to be transferable by the
Participant: (a) to the Participant's spouse, or natural or adoptive children or grandchildren ("Immediate Family Members"); (b) to a trust or trusts for the exclusive benefit of one or more Immediate Family Members; or (c) to a partnership in which all partners are Immediate Family Members; provided that there may be no consideration for any such transfer and the transferee shall be expressly prohibited from any further transfer of such Options other than by will or pursuant to the laws of descent and distribution. Following such transfer, any Options so transferred shall be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to include such transferee. The circumstances under which any transferred Option may be terminated, canceled, or forfeited (whether such circumstances are set forth in this Plan or in the Option Agreement covering such Options) shall be applied with respect to the transferor Participant to which the Option was originally granted. Unless expressly so provided in the Option Agreement covering an Option, no Option granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or pursuant to the laws of descent and distribution, and all Options granted to a Participant hereunder shall be exercisable during his lifetime only by such Participant.

   7.10 Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under this Plan ("Substitute Options") in substitution of options previously granted by such corporation and which are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of shares of Stock to be subject to such Substitute Options, and the terms and conditions of such Substitute Options. The Committee shall have the discretion to grant Substitute Options with terms and conditions that vary from the terms and conditions of the Plan (so long as such terms and conditions are equivalent to the terms and conditions of the Surrendered Options). The Exercise Price of the Substitute Option may be determined without regard to Section 7.4 hereof; provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be incentive stock options, in compliance with
Section 424(a) of the Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

   7.11 Forfeiture. Except as otherwise determined by the Committee and set forth in the Option Agreement, upon termination of employment of a Participant due to death, disability, or for any other reason, all Options not exercisable in accordance with the Option Agreement immediately prior to such termination shall be immediately and automatically forfeited to the Company.

Section 8.  Restricted Stock.

   8.1 Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6 hereof, the Committee, at any time and from time to time, may grant shares of Restricted Stock hereunder to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by a written agreement ("Restricted Stock Agreement").

   8.2 Other Restrictions. The Committee shall, in the terms and conditions of the Restricted Stock Agreement, impose such restrictions on any shares of Restricted Stock granted pursuant to this Plan as it may deem advisable (including, without limitation, restrictions under applicable Federal or state securities laws), and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any Restricted Stock granted to a Section 16 Participant may not be sold for at least six (6) months after the date it is granted.

   8.3 Registration. Any Restricted Stock granted hereunder to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted hereunder to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the event such Restricted Stock is issued in book-entry form, the depository and the Company's transfer agent shall be provided with notice referring to the terms, conditions and restrictions applicable to such Restricted Stock, together with such stop-transfer instructions as the Committee deems appropriate.

   8.4 Forfeiture. Except as otherwise determined by the Committee, upon termination of employment of a Participant due to death, disability, or for any other reason, during the applicable period of restriction, all shares of Restricted Stock still subject to restriction under the terms of the Restricted Stock Agreement shall be immediately and automatically forfeited to the Company.

   8.5 Voting Rights. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

   8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

   8.7  Nontransferability of Restricted Stock.  Except as provided in Section
8.8 hereof, no shares of Restricted Stock granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, until the termination of the applicable Period of Restriction. All rights with respect to the Restricted Stock granted to a Participant hereunder shall be exercisable during his lifetime only by such Participant.

   8.8 Election to Sell Shares to the Company. A Participant, or in the case of his death his beneficiary or estate, may elect to sell to the Company up to one-half of the shares of Restricted Stock issued to him pursuant to this Plan and upon which any restrictions set forth in the Restricted Stock Agreement have lapsed. To the extent permitted by law, the Company shall purchase all such shares of Restricted Stock. Each such sale must occur within sixty (60) days after the last day of the Period of Restriction for such shares of Restricted Stock and shall be for a price equal to the Fair Market Value determined as of the last business day of the Period of Restriction of the shares of Restricted Stock to be sold. Such price shall be payable in cash or by check in one lump sum payment, unless provisions relating to payment for such shares of Restricted Stock in installments are agreed to by the Committee and the Participant (or his beneficiary or estate).

Section 9. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

Section 10. Rights of Employees. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time nor confer upon any Participant any right to continue in the employment of the Company.

Section 11.  Change of Control.

   11.1  In the event of a "Change of Control" (as hereinafter defined):

  (a) each holder of an Option (i) shall have the right at any time thereafter to exercise the Option in full whether or not the Option was previously exercisable; and (ii) shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of an Option or any portion thereof to the extent the Option is then exercisable in accordance with clause (i), the highest of (1) an amount of cash equal to the difference between the Fair Market Value of the Stock covered by the Option or portion thereof that is so surrendered on the date of the Change of Control and the Exercise Price; (2) an amount of cash equal to the difference between the highest price per share of Stock paid in the transaction giving rise to the Change of Control and the Exercise Price multiplied by the number of shares of Stock covered by the Option; or (3) an amount of cash equal to the difference between the Fair Market Value of the Stock covered by the Option or portion thereof that is so surrendered, calculated on the date of surrender, and the Exercise Price; provided that the right described in this clause (ii) shall be exercisable only if a positive amount would be payable to the holder pursuant to the formula specified in this clause (ii);

        (b) Restricted Stock that is not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the highest of (i) the Fair Market Value of such Restricted Stock on the date of surrender; (ii) the highest price per share of Stock paid in the transaction giving rise to the Change of Control multiplied by the number of shares of Restricted Stock surrendered; or (iii) the Fair Market Value of such Restricted Stock on the effective date of the Change of Control.

   11.2  A "Change of Control" of the Company means:

        (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

        (b) individuals who, as of September 10, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to September 10, 1998 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such business combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

        (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Section 12.  Amendment, Modification and Termination of Plan.

   12.1 Amendments and Termination. The Board may at any time amend, alter, suspend, discontinue or terminate this Plan; provided, however, that stockholder approval of any amendment of this Plan shall be obtained if otherwise required by (a) the Code or any rules promulgated thereunder (including in order to allow for incentive stock options to be granted hereunder or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth therein), or (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded (including in order to maintain the listing or quotation of the Stock thereon). An amendment or termination of this Plan shall not adversely affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

   12.2 Waiver of Conditions. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any Award granted hereunder.

Section 13. Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares of Stock deliverable under this Plan after giving the person entitled to receive such amount or shares of Stock notice as far in advance as practicable, and the Company may defer making any such payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. A Participant may by written election, elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonstatutory stock option; (b) a disqualifying disposition of Stock received upon the exercise of an incentive stock option; (c) the lapse of restrictions on Restricted Stock, by electing to
(i) have the Company withhold shares of Stock, (ii) tender back shares of Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Stock, having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Company's minimum statutory federal, state and local tax withholding obligations associated with the transaction. The written election must be made on or before the date as of which the amount of tax to be withheld is determined. The Fair Market Value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

Section 14. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 15. Miscellaneous. Any Award may also be subject to other provisions (whether or not applicable to any Award made to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for: (a) restrictions on resale or other disposition of financed shares; and
(b) compliance with federal or state securities laws and stock exchange or market requirements.

Section 16.  Requirements of Law.

    16.1 Requirements of Law. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable foreign, Federal and State laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any foreign, Federal or State law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

   16.2 Governing Law. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the internal laws of the State of Wisconsin.

Section 17. No Limitation on Compensation; No Impact on Benefits. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner that is not expressly authorized under the Plan. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant's right under any such plan, policy or program. No person shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

Section 18. No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any of its affiliates to take any action which such entity deems to be necessary or appropriate.

Section 19. Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any shares of Stock covered by an Award until he or she shall have become the holder of record of such share(s), and no adjustments shall be made for dividends in cash or other property or distribution or other rights in respect to any such shares, except as otherwise specifically provided for in this Plan.

Section 20. Blue-Pencil. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

Section 21. Unfunded Plan. This Plan is an unfunded Plan and participants in the Plan shall have the status of unsecured creditors of the Company with respect to the Plan.

Section 22. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                        SENSIENT TECHNOLOGIES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                       To be held Thursday, April 25, 2002
                             2:00 p.m. Central Time
                   Four Seasons Hotel, 120 East Delaware Place
                                Chicago, Illinois


[LOGO] SENSIENT                      Sensient Technologies Corporation
                                     777 East Wisconsin Avenue
                                     Milwaukee, Wisconsin 53202           proxy
                                     --------------------------           -----
This proxy is solicited on behalf of the Board of Directors of Sensient Technologies Corporation.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" all nominees listed in
Item 1 and "FOR" Items 2 and 3.

By signing this proxy, you revoke all prior proxies and constitute and appoint KENNETH P. MANNING and JOHN L. HAMMOND, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Common Stock of Sensient Technologies Corporation which you are entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois, on Thursday, April 25, 2002, 2:00 p.m. Central Time, and at any adjournment thereof.

                       See reverse for voting instructions.

There are three ways to vote your Proxy

| Company#                      |
| Control#                      |
----------

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

   . Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11 a.m. (CT) on April 24, 2002.
   . You will be prompted to enter your 3-digit Company Number and your 7-digit
     Control Number which are located above.
   . Follow the simple instructions the voice provides you.

   VOTE BY INTERNET - http://www.eproxy.com/sxt/ - QUICK *** EASY *** IMMEDIATE

   . Use the Internet to vote your proxy 24 hours a day, 7 days a week, until
     12:00 p.m. (CT) on April 24, 2002.
   . You will be prompted to enter your 3-digit Company Number and your 7-digit
     Control Number which are located above to obtain your records and create an electronic ballot.

   VOTE BY MAIL

Mark, sign and date your proxy card appearing below, then fold this sheet along the dotted line and return this sheet in the postage-paid envelope we've provided or return it to Sensient Technologies Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Savings Plan --401(K) or Employee Stock Ownership Plan-- "ESOP"
The Board of Directors Recommends a Vote FOR all Nominees listed in Item 1 and FOR Items 2 and 3.

1. Election of directors: 01 Richard A. Abdoo               03 James L. Forbes
                         02 Alberto Fernandez               04 Robert J. O'Toole

    [_]     Vote FOR                          [_] Vote WITHHELD
            all nominees                            from all nominees
            (except as marked)

(Instructions: To withhold authority to vote
for any indicated nominee, write the number(s) of   |                       |
the nominee(s) in the box provided to the right.)   -                       -

                             \/ Please fold here \/
                             ----------------------

2. Proposal to approve the Sensient Technologies Corporation 2002 Stock Option Plan.

 [_] For            [_] Against             [_] Abstain

3. Proposal to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2002.

 [_] For            [_] Against             [_] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

Address Change?  Mark Box [_]            The undersigned acknowledges receipt of
Indicate Changes below:                  the Notice of said Annual Meeting and
                                         the accompanying Proxy Statement and
                                         Annual Report.

                                         Date

                                        |                                      |
                                        |                                      |

                                                  Signature(s) in Box

                                                  Please sign exactly as your
                                                  name(s) appear on Proxy. If
                                                  held in joint tenancy, all
                                                  persons must sign. Trustees,
                                                  administrators, etc., should
                                                  include title and authority.
                                                  Corporations should provide
                                                  full name of corporation and
                                                  title of authorized officer
                                                  signing the proxy.

                        SENSIENT TECHNOLOGIES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                       To be held Thursday, April 25, 2002
                             2:00 p.m. Central Time
                   Four Seasons Hotel, 120 East Delaware Place
                                Chicago, Illinois

[LOGO] SENSIENT       Sensient Technologies Corporation
                      777 East Wisconsin Avenue
                      Milwaukee, Wisconsin 53202                     proxy
                      --------------------------                     -----

This proxy is solicited on behalf of the Board of Directors of Sensient Technologies Corporation.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" all nominees listed in
Item 1 and "FOR" Items 2 and 3.

By signing this proxy, you revoke all prior proxies and constitute and appoint KENNETH P. MANNING and JOHN L. HAMMOND, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Common Stock of Sensient Technologies Corporation which you are entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois, on Thursday, April 25, 2002, 2:00 p.m. Central Time, and at any adjournment thereof.

              See reverse for voting instructions.

There are three ways to vote your Proxy

| Company #                      |
| Control #                      |
----------

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

   . Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11 a.m. (CT) on April 24, 2002.
   . You will be prompted to enter your 3-digit Company Number and your 7-digit
     Control Number which are located above.
   . Follow the simple instructions the voice provides you.

   VOTE BY INTERNET - http://www.eproxy.com/sxt/ - QUICK *** EASY *** IMMEDIATE

   . Use the Internet to vote your proxy 24 hours a day, 7 days a week, until
     12:00 p.m. (CT) on April 24, 2002.
   . You will be prompted to enter your 3-digit Company Number and your 7-digit
     Control Number which are located above to obtain your records and create an electronic ballot.

   VOTE BY MAIL

Mark, sign and date your proxy card appearing below, then fold this sheet along the dotted line and return this sheet in the postage-paid envelope we've provided or return it to Sensient Technologies Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR all Nominees listed in Item 1 and FOR Items 2 and 3.

1. Election of directors: 01 Richard A. Abdoo             03 James L. Forbes
                          02 Alberto Fernandez            04 Robert J. O'Toole

     [_]     Vote FOR                          [_] Vote WITHHELD
              all nominees                          from all nominees
              (except as marked)

(Instructions: To withhold authority to vote
for any indicated nominee, write the number(s) of   |                     |
the nominee(s) in the box provided to the right.)

                             \/ Please fold here \/
                             ----------------------
2. Proposal to approve the Sensient Technologies Corporation 2002 Stock Option Plan.

     [_] For            [_] Against            [_] Abstain

3. Proposal to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2002.

     [_] For            [_] Against            [_] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

Address Change? Mark Box [_]             The undersigned acknowledges receipt of
Indicate Changes below:                  the Notice of said Annual Meeting and
                                         the accompanying Proxy Statement and
                                         Annual Report.

                                         Date

                                        |                                      |
                                        |                                      |

                                                 Signature (s) in Box

                                                 Please sign exactly as your
                                                 name(s) appear on Proxy. If
                                                 held in joint tenancy, all
                                                 persons must sign. Trustees,
                                                 administrators, etc., should
                                                 include title and authority.
                                                 Corporations should provide
                                                 full name of corporation and
                                                 title of authorized officer
                                                 signing the proxy.